STATEMENT OF ADDITIONAL INFORMATION

EQUIPOINTE FUNDS

Equipointe Growth and Income Fund
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

1-800-841-0380

This Statement of Additional Information is dated February 28, 2006.

This Statement of Additional Information (“SAI”) sets forth information about Equipointe Growth and Income Fund (the “Fund”), a series of Equipointe Funds (the “Trust”).

This SAI is not a prospectus and should be read in conjunction with the prospectus (“Prospectus”) of the Fund dated February 28, 2006, as amended from time to time.  The financial statements and independent report of the independent registered public accounting firm are incorporated herein by reference to the Trust’s Annual Report To Shareholders for the fiscal year period October 31, 2005.  The Prospectus and the Annual Report are available without charge upon request to the above address or toll-free telephone number.

TABLE OF CONTENTS

ORGANIZATION OF THE TRUST AND THE FUNDS

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

INVESTMENT STRATEGIES AND RISKS

DISCLOSURE OF PORTFOLIO HOLDINGS

TRUSTEES AND OFFICERS

CODE OF ETHICS

PROXY VOTING POLICIES

PRINCIPAL SHAREHOLDERS

INVESTMENT ADVISER

FUND TRANSACTIONS, BROKERAGE AND CONFLICTS OF INTEREST

DISTRIBUTOR

DISTRIBUTION OF FUND SHARES

CUSTODIAN

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

ADMINISTRATOR AND FUND ACCOUNTANT

PORTFOLIO MANAGERS

SHAREHOLDER MEETINGS

PURCHASE AND PRICING OF SHARES

ANTI-MONEY LAUNDERING PROGRAM

REDEMPTIONS IN KIND

TAXATION OF THE FUNDS

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

ORGANIZATION OF THE TRUST AND THE FUNDS

The Trust is a diversified open-end investment management company, commonly referred to as a mutual fund.  The Trust was organized as a Delaware statutory trust on January 28, 2004 and began operations on February 14, 2005.

The Trust may authorize the division of shares into separate and distinct series and the division of any series into classes of shares.  Each series represents interests in a separate portfolio of investments.  As of the date of this SAI, there is one series of shares outstanding:  the Equipointe Growth and Income Fund (the “Fund”).  The shares of the Fund are divided into two classes of shares (Institutional Class and Investor Class).   The Trust is authorized to issue an unlimited number of shares at a par value of $0.001.  Shares of each class of  the series have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular class.   When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  An annual meeting of shareholders will not be held unless the 1940 Act requires the election of trustees to be acted upon.  The trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(d) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal beneficial interest in the net assets of the Fund and is entitled to receive a proportionate share of all distributions made with respect to the Fund, based upon the number of full and fractional shares held.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the trustees may from time to time divide or combine the shares of  the Fund into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Trust.  In case of any liquidation of  the Fund, the trustees shall distribute the remaining proceeds or assets (as the case may be) of each ratably among the holders of shares of the affected class, based upon the ratio that each shareholder’s shares bears to the number of shares of such class then outstanding.  Expenses attributable to the Fund are borne by the Fund.  No shareholder is liable to further calls or to assessment by the Trust other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise.

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The following is a complete list of the Fund’s fundamental investment limitations, which, along with the Fund’s investment objective, cannot be changed without shareholder approval, which requires the approval of a majority of the applicable Fund’s outstanding voting securities.  As used in this SAI, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% or more of the Fund’s voting shares represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the Fund’s outstanding voting shares.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan money to other Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3. May not act as an underwriter except insofar as the Fund technically may be deemed an underwriter under the 1940 Act when disposing of securities it owns or when selling its own shares.

4. May not issue securities senior to the Fund’s  currently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

5. May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including a borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets.  The Fund may also borrow money from other persons, including from other Funds within the Trust, to the extent permitted by applicable law.

6.    May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry or group of related industries.

7. May not purchase or sell real estate unless acquired as a result of ownership of other securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8.  May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

With the exception of the investment restrictions set forth in items 2 and 5 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

With respect to fundamental investment limitations set forth in 2, 4 and 5 above, the Fund will not lend money to, or borrow money from, other Funds within the Trust, or pledge securities, subject to the limitation of 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), unless the Fund receives an exemptive order from the SEC that authorizes such activity.

The Fund’s investment objective is also a fundamental investment policy that cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The investment objective of the Growth and Income Fund is to seek growth and income. The following are the non-fundamental operating policies of the Fund that may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval.

The Fund may not:

1. Make short sales of securities, or maintain a short position in a specific security, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in such illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities when borrowings exceed 5% of its total assets.

5. Invest in other companies for the purpose of exercising control.

With the exception of the investment restriction set forth in non-fundamental operating policy 3 above, if a percentage restriction is adhered to at the time a transaction is effected, such investments will be deemed to have met the requirements of the restriction even if the percentage of the investments later increases due to increases in the market value of the positions. With respect to non-fundamental policy 3 above, the SEC’s current position is that open-end investment companies should not make investments in illiquid securities if thereafter 15% or more of the value of their net assets would be so invested.  When, due to market fluctuations, a Fund’s holdings in illiquid securities reach 15% of the value of its net assets, the Fund will take corrective action to reduce its holdings in illiquid securities to below 15% of the value of its net assets.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Borrowing

The Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Fund’s total assets.  At such time as the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained.   The Fund’s borrowings can create an opportunity for greater return to the Fund and, ultimately, the Fund’s shareholders, but at the same time may increase exposure to losses.  In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds.  The Fund currently intends to borrow money only for temporary or emergency purposes and not as a principal investment strategy.

Cash Equivalents

The Fund may invest up to 80% of its total assets in cash and cash equivalents in limited circumstances to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. Cash equivalents in addition to other money market securities include the following:

1.         U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States and the Small Business Administration, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; and (c) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.         Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

3.         Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.         Bank time deposits, which are funds kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

5.         Commercial paper.  Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.

Currency Risks

As a strategy, the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar.  Changes in foreign currency exchange rates affect the value of the Fund’s portfolio.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Securities

As an investment strategy, the Fund may invest in foreign securities.  With respect to debt securities of foreign issuers, the Fund will not invest in unrated securities and will only invest in securities rated “BBB” or higher by S&P or another nationally recognized statistical rating organization (“NRSRO”).

Investments in securities of foreign issuers involve risks that are in addition to the usual risks inherent in domestic investments.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign issuers are not subject to uniform accounting, auditing and financial reporting standards.  Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Each of these risks could increase the Fund~~'~~s volatility.  In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

Depositary Receipts

As a part of its investment strategy, the Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of a Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

In General.  As a part of its investment strategy, the Fund may invest up to 40% of its total assets in derivative instruments (“derivatives”). Derivatives are commonly defined to include securities or contracts whose value depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities.  These “other assets” are commonly referred to as “underlying assets.”  The Fund may use derivatives for hedging or speculative purposes consistent with its investment objective (to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in one market direction).

Hedging.  The Fund may use derivatives to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio.  Derivatives may also be used by the Fund to “lock-in” realized but unrecognized gains in the value of portfolio securities.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk.  The Fund may also use derivatives to manage the risks of its assets.  Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities.  The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives.  Derivatives may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties.  Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange.  Exchange contracts are generally liquid.  The exchange clearinghouse is the counterparty of every contract.  Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.  OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations.  The use of derivative instruments involves risks and special considerations as described below.  Risks pertaining to particular derivative instruments are described in the sections that follow.

1.         Market Risk.  The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Derivatives may include elements of leverage and, accordingly, the fluctuation of the value of the derivatives in relation to the underlying asset may be magnified.  The successful use of derivatives depends upon a variety of factors, particularly the investment adviser’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  A decision to engage in a derivative transaction will reflect the judgment of the Fund’s investment adviser, Seleznov Capital Advisors, LLC (the “Adviser”) that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies.  In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

2.         Credit Risk.  The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.  The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund.  The Fund will enter into transactions in derivatives only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

3.         Correlation Risk.  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments.  With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset.  With an imperfect hedge, the value of the derivative and its hedge are not perfectly correlated.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of investments being hedged.  For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increases by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4.         Liquidity Risk.  Derivatives are also subject to liquidity risk.  Liquidity risk is the risk that a derivative cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options).  If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or is closed out.  The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

5.         Legal Risk.  Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6.         Systemic or “Interconnection” Risk.  Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations.  The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.

The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.

The SEC has identified certain trading practices involving derivatives that involve the potential for leveraging the Fund’s assets in a manner that raises issues under the 1940 Act.  In order to limit the potential for the leveraging of the Fund’s assets, the SEC has stated that the Fund may use coverage or the segregation of its assets.  Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Fund’s assets to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets in a particular asset class.  In such cases, when the Fund uses a derivative to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

Options.  The Fund may use options for hedging or speculative purposes consistent with its investment objective (to hedge, to manage risk, or to generate income).  An option is a contract in which the “holder” (the buyer) pays a certain amount (the “premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”).  The holder pays the premium at inception and has no further financial obligation.  The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses from adverse movements in the value of the underlying asset.  The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset.  The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate existing positions.  Options used by the Fund may include European, American and Bermuda style options.  If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

The Fund may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate existing positions.  The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge.  Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options.  Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.  All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under  ~~“~~Illiquid Securities.”  Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

Futures Contracts.  The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective (to hedge, to manage risk, or to generate income).  The Fund may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures.  The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge.  Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities.  The Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.  The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position.  Such options would have the same strike prices and expiration dates.  The Fund will engage in this strategy only when the Adviser believes it is more advantageous than purchasing the futures contract.

The Fund may engage in options on futures transactions.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

To the extent required by regulatory authorities, the Fund may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading are regulated by the CFTC.  Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market, currency or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, the Fund realizes a loss; if it is more, the Fund realizes a gain.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract.  Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin,” consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker.  When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market.  However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  Under these circumstances, the Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Exchange-Traded Funds

As an investment strategy, the Fund may invest in exchange-traded funds (“ETFs”).  ETFs represent shares of ownership in open-end investment companies or unit investment trusts (“UITs”) that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices.  An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.  Investing in an ETF will give the Fund exposure to the securities that comprise the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.  Unlike typical open-end investment companies or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”).  Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares).  In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares at market prices throughout the day.  A Fund that invests in ETFs will indirectly bear its proportionate share of the expenses incurred by the ETFs in addition to the expenses incurred directly by the Fund.  Such investments are subject to limitations on investment in other investment companies prescribed by the 1940 Act unless an SEC exemption is applicable.  These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets to be invested in the aggregate in all investment companies.

Foreign Currency Hedging Transactions

As an investment strategy, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts and options thereon.  Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date.  The Fund will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges.  The Fund will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing purchase transactions with respect to futures contracts are effected on an exchange.  The Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract.  There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges.  A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option.  A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.  The Fund will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Fund’s investments in other options, more than 30% of its net assets would be committed to such instruments.

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC (“Section 1256 Contracts”) and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year.  Except for forward foreign currency exchange contracts that are subject to Section 1256, and Section 1256 Contracts that are part of a “mixed straddle” and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), which may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.   The Fund does not currently intend to invest more than 5% of its net assets in illiquid securities.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Trustees has delegated to the Adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the frequency of trades and the availability of quotes for the security, (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the marketplace for the trading of the security, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer and (v) the likelihood that the marketability of the security will be maintained throughout the anticipated period of time that the security will be held by the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors.  In return, the Fund will receive collateral in cash or money market instruments.  Cash or money market investments collateralizing the Fund’s loans of securities will be segregated and maintained at all times by the Fund’s custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.   The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.   The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.   The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

Liquidity Risks

The Adviser may not be able to sell securities held in the Fund’s portfolio at an optimal time or at a price the Adviser believes the security is currently worth.  The Adviser may have to lower the selling price, sell other investments or forego an investment opportunity.  Securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.  An inability to sell securities can adversely affect a Fund’s value.

Natural Resources

As part of its investment strategy, the Fund may invest up to 20% of its total assets in the securities of companies that are in the natural resources group of industries, such as coal, oil and gas, energy, utilities and commodities.  The Fund’s concentration in natural resources companies subjects it to certain risks.  The value of common stock, preferred stock and securities convertible into common stock of companies in which the Fund invests will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved.  Furthermore, the values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For instance, events in nature (such as earthquakes or fires in prime natural resources areas) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.  In addition, inflationary pressures and rising interest rates may affect the demand for certain natural resources such as timber.  Accordingly, the Fund may shift its emphasis from one natural resources industry to another depending on prevailing trends or developments.

Non-Investment Grade Debt Securities (“Junk Bonds”)

As an investment strategy, the Fund may invest up to 8% of its total assets in non-investment grade debt securities, commonly referred to as junk bonds.  With respect to debt securities of foreign issuers, the Fund will not invest in unrated securities and will only invest in securities rated “BBB” or higher by S&P or another NRSRO.  Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes.  Available data for junk bonds do not reflect how this market may withstand a prolonged economic downturn.  Among corporate bonds, junk bonds have more liquidity risk because their issue sizes generally are relatively small compared to investment-grade securities with similar maturities.  Moreover, many institutional investors are prohibited from investing in below-investment-grade securities, further limiting the pool of potential investors. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a junk bond security defaulted, the Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s net asset value.  If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations.  Junk bond securities typically contain redemption, call or prepayment provisions, which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in junk bond securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities.  The Adviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Preferred Stock and Convertible Securities

As an investment strategy, the Fund may invest in preferred stock and convertible securities, which may include bonds, debentures, notes, or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive or have accrued interest normally paid on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.  Convertible securities generally:

•     have higher yields than common stocks, but lower yields than comparable non-convertible securities;

•     are less subject to fluctuation in value than the underlying stock (or warrant);

•     provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases; and

•     may be subject to redemption at the option of the issuer at a price established in the governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Portfolio Turnover

The Adviser anticipates that the Fund will have very high portfolio turnover due to the active management of the portfolio.   The Fund’s portfolio turnover rate indicates changes in the Fund’s securities holdings.  The Adviser’s investment strategy for the Fund includes security selection based on moving averages and market timing.  As a result, the Fund experienced an average turnover in the first year of 620%.   High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Brokerage costs are not reflected in the Fund’s total annual operating expenses because brokerage costs are capitalized and included as part of the purchase or sale price of the underlying securities.

Frequent trading may result in realization of taxable gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s returns.  It is possible that the Fund may distribute sizable capital gains to shareholders, regardless of the Fund’s net performance.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Real Estate Investment Trust Securities (“REITs”)

As a part of its investment strategy, the Fund may invest up to 20% of its total assets in the equity securities of REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  A Fund which invests in REITs will indirectly bear its proportionate share of the expenses incurred by the REITs in addition to the expenses incurred directly by the Fund.  Investments in REITs may subject the Fund to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Short Sales Against the Box

When the Adviser believes that the price of a particular security held by the Fund may decline, it may, as an investment strategy, make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security that the Fund owns for delivery at a specified date in the future.  The Fund will limit its transactions in short sales against the box to 5% of its net assets.

Warrants

The Fund may invest in warrants as an investment strategy.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities but only the right to buy them.  Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  In addition, the value of a warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures relating to disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to permit disclosure of portfolio holdings only where necessary to the operation of the Fund or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund.  The policies and procedures prohibit the disclosure of the Fund’s portfolio holdings to any third party, other than in accordance with the guidelines of the policies and procedures.

Before any disclosure of non-public information about the Fund’s portfolio holdings is permitted, the Fund must determine that it has a legitimate business purpose for providing the portfolio holdings information, and that the recipient agrees or has a duty to keep the information confidential.

The Fund will disclose its portfolio holdings as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.  The Adviser may provide portfolio holdings as required in regulatory filings and shareholder reports, disclose portfolio holdings as required by federal or state regulations or laws, and disclose portfolio holdings in response to requests made by governmental authorities.

The following entities have access to the Fund’s portfolio holdings on an ongoing and daily basis: the Adviser, Chief Compliance Officer, custodian, fund accountant transfer agent, and auditor, each of whom has agreed in writing, is subject to Fund policies and procedures, and/or is subject to an independent professional duty to keep the information confidential. These confidentiality provisions and duties extend to and prohibit disclosure unless otherwise permitted or required by law. These service providers must also take reasonable efforts to advise their employees of their obligations under these contracts, policies, and/or procedures.  The parties are prohibited by the Fund’s policies and procedures from disclosing portfolio holdings to any persons not authorized to receive such information.  Finally, each of these service providers is independently subject to the federal securities laws, which prohibit them and their employees from using confidential information, including information about portfolio holdings, in breach of the federal securities laws.  The Chief Compliance Officer regularly reviews and monitors the service providers’ compliance with these policies, procedures and contracts and reports to the Board on their sufficiency.  The Board is satisfied that these policies and procedures currently in place provide substantial protection to the Fund and its shareholders.

 The Fund may also disclose portfolio holdings, following a one-month delay, to facilitate review of the Fund by rating agencies such as Morningstar, Standard & Poor’s, Lipper, and Bloomberg.  The top ten holdings of the Fund are posted on the Trust’s website monthly following a one-month lag.

The Trust is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board of Trustees (the “Board”) of the Trust.  No compensation or other consideration may be received by the Fund or the Adviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the Chief Compliance Officer of the Trust (the “CCO”) the responsibility to monitor the Trust’s selective disclosure of portfolio holdings policy and to address any violations thereof.  The CCO shall report to the Board at each quarterly Board meeting and immediately whenever a material issue arises and the Board shall review quarterly any disclosures of Fund portfolio holdings outside of the permitted disclosures described above to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND OFFICERS

Under the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.

The trustees and officers of the Trust, together with information as to their principal business occupations during the last five years and other information, are shown below.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee

William A. Faust 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 69	Chairman of the Board since December 2005; Trustee since November 2004	Indefinite	Mr. Faust has been the owner and Treasurer of Faust Gallery, an art gallery located in Scottsdale, Arizona, since 1996. He has served as President of the Lovena Ohl Foundation, a not-for-profit organization supporting American Indian art and artists, since 1996. From 1983 to 2003, he served as Senior Vice President and Investment Officer of UMB Bank, n.a., which is based in Kansas City, Missouri.	1	None

Richard S. Tully 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 71	Trustee since November 2004	Indefinite	Mr. Tully is retired. He was Chief Financial Officer of International Color Services Corp., a graphic arts company, from 1994 to 1999 and provided consulting services to Integrated Graphics Inc., a printing services company that acquired International Color Services Corp., from 1999 to 2002.	1	None

Everett F. Ware, Jr. 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 61	Trustee since April 2004	Indefinite	Mr. Ware is retired. He was self-employed as a business consultant from 2002 to 2004. He served as the Executive Vice President and Bank Director of UMB Bank, n.a., which is based in Kansas City, Missouri, from 1969 to 2002.	1	None

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee

Mark A. Seleznov* 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 57	Trustee, Chief Executive Officer and President since April 2004; formerly Chairman of the Board from April 2004 to December 2005	Indefinite	Mr. Seleznov has been the Managing Partner of Trend Trader, LLC since 1997 and Managing Partner of Seleznov Capital Advisors, LLC since January 2006.	1	None

Leo Herber** 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 75	Trustee since July 2004	Indefinite	Mr. Herber retired from the medical profession as a family practice physician in 1992.	1	None

Alex B. Seleznov* 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 29	Treasurer since April 2004	Indefinite

Mr. Seleznov has been the Director of Money Management Operations and Chief Financial Officer of Trend Trader, LLC since 1999 and Director of Money Management Operations and Chief Financial Officer of Seleznov Capital Advisors, LLC since January 2006.  From 1998 to 1999, Mr. Seleznov was a staff accountant at Semple & Cooper, LLP., a certified public accounting firm.

				N/A	N/A

Wendy Seleznov* 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 56	Secretary since April 2004	Indefinite

Ms. Seleznov has been a Partner of Trend Trader, LLC since 1997 and a Partner of Seleznov Capital Advisors, LLC since January 2006.  From January 2005 until July 2005, Ms. Seleznov was Chief Compliance Officer of the Trust.

			N/A	N/A
Wendy Wang c/o Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, New York 11788 Age: 35	Chief Compliance Officer since July 2005;	Indefinite

Ms. Wang has been a Vice President of Fund Compliance Services since September 2004.  From November 2003 until June 2004, Ms. Wang was Associate Director of Bear Stearns & Companies Inc., where she held the position of Vice President from October 1996 until November 2003.

			N/A	N/A

*          Mark A. Seleznov, Alex B. Seleznov, and Wendy Seleznov are deemed to be “interested persons” of the Trust, as defined in the 1940 Act, because they are control persons and officers of the Adviser.  Mark Seleznov and Wendy Seleznov are married to each other; Alex Seleznov is their son.

**          Leo Herber is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because he has an ownership interest in the Adviser.

The Board of Trustees has two standing committees – an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee oversees the Funds’ accounting and financial policies; oversees the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and is responsible for the appointment, compensation and oversight of the Funds’ independent auditor.  The Audit Committee will meet as often as it deems necessary, but not less frequently than semi-annually.  All of the Trust’s Independent Trustees comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as trustees of the Trust and meets as often as it deems necessary.  All of the Trust’s Independent Trustees comprise the Nominating Committee.  The Fund does not currently have any policies in place regarding nominees for trustees recommended by shareholders.

The Fund did not commence operations until February 2005.  As the first fiscal year ended on October 31, 2005 (less than twelve months), the Nominating Committee and the Audit Committee did not   meet. The following table sets forth the dollar range of Fund shares beneficially owned by each trustee as of  December 31, 2005 stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)

Name of Trustee
Mark A. Seleznov(2)	None
Leo Herber(2)	Over $100,000

Independent Trustees
Name of Trustee
William A. Faust	None
Richard S. Tully	None
Everett F. Ware, Jr.	None

____________________

(1)        The Fund was not offered for sale until February 14, 2005.(2)         This trustee is deemed an “interested person” as defined in the 1940 Act.

Trustees and officers of the Trust who are also officers, directors or employees of the Adviser do not receive any remuneration from the Trust for serving as trustees or officers.  Accordingly, Mark A. Seleznov, Wendy Seleznov and Alex B. Seleznov do not receive any remuneration from the Trust for their services as trustees and/or officers.   The following table provides information relating to compensation paid to William A. Faust, Leo Herber, Richard S. Tully and Everett F. Ware, Jr. for their services as trustees of the Trust for the fiscal year ended October 31, 2005.

Name	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Trustees
William A. Faust	$1,875	$0	$0	$1,875
Leo Herber	$1,875	$0	$0	$1,875
Richard S. Tully	$1,875	$0	$0	$1,875
Everett F. Ware, Jr.	$1,875	$0	$0	$1,875

_____________________

(1)  Each trustee who is not an officer of the Fund or of the Adviser, receives $750 for each Board of Trustees meeting attended by such person (whether the meeting is in person or telephonic), plus reasonable out-of-pocket expenses incurred in connection therewith.  Trustee compensation will be paid in cash.

(2)  The information shown in this table covers the period since inception on February 14, 2005 through October 31, 2005.

CODE OF ETHICS

The Fund and the Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all access persons of the Fund and the Adviser and includes a statement on insider trading.  The term “access persons” includes a director, officer or advisory person of the Fund or the Adviser.   The term “advisory person” includes any employee of the Adviser, and any natural person in a control relationship with the Fund or the Adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of a security.  The Code of Ethics is based upon the principle that access persons of the Fund and the Adviser have a fiduciary duty to place the interests of the Fund’s shareholders above their own.

The Code of Ethics permits access persons to invest in securities, subject to certain restrictions.  The Code of Ethics prohibits access persons from purchasing or selling any security that is being actively considered for purchase or sale by the Adviser or is being purchased or sold by any client portfolio of the Adviser.  All access persons (other than Independent Trustees)  obtain clearance in advance of all transactions, and all access persons (other than Independent Trustees, subject to certain exceptions) must submit initial and annual securities holdings reports and quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by access persons (other than Independent Trustees), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

PROXY VOTING POLICIES

The Board of Trustees has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board of Trustees.  The Board of Trustees has also authorized the Adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The proxy voting policies and procedures provide that, in the event of a conflict between the interests of the Adviser and the Fund with regard to a proxy vote, the Board of Trustees has delegated its authority to the Independent Trustees and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Adviser’s proxy voting policies and procedures provide that Mr. Mark A. Seleznov, the Adviser’s Managing Partner, and Mr. Alex B. Seleznov, the Adviser’s Director of Money Management Operations and Chief Financial Officer, will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  The Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where the Adviser’s interests conflict, or appear to conflict, with the Fund or other client interests, the Adviser will take one of the following steps to resolve the conflict:

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the Adviser’s part;

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

Suggest that the client engage another party to determine how the proxy should be voted; or

Disclose the conflict to the client or, with respect to a Fund, the Board of Trustees (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

In the event of a conflict between the interests of the Adviser and the Fund with regard to a proxy vote, the Independent Trustees will be responsible for resolving the conflict.

Information regarding how the Fund voted proxies relating to portfolio securities for the period from February 14, 2005 through  June 30, 2005 is available, without charge, upon request, by calling toll-free~~,~~ 1-800-841-0380 and on the SEC’s website at http://www.sec.gov.  Telephone requests will be honored within three business days of receipt of the request.

PRINCIPAL SHAREHOLDERS

As of February 15, 2006, the following persons were known by the Trust to own of record or beneficially 5% or more of the outstanding shares of any Class of the Fund, and no person owned a controlling interest (i.e., more than 25%) in the Fund:

Name and Address	Class	Number of Shares	Percent of Class	Percent of Fund
Leo Herber	Investor	264,388	16.94%	16.94%
RKW Trust Scottsdale, AZ 85259	Investor	119,558.2	7.66%	7.66%
Ronald Whiteside Scottsdale, AZ 85254	Investor	86,596.3	5.55%	5.55%

Shareholders with a controlling interest in the Trust could affect the outcome of proxy voting or the direction of management of the Trust.

 As of  February 15, 2006, the officers and trustees, as a group, owned beneficially 17.0% % of the Fund’s Investor Class shares.

INVESTMENT ADVISER

Seleznov Capital Advisors, LLC, an Arizona limited liability company and registered investment adviser, is the investment adviser (the “Adviser” or “SCA”) to the Fund. On December 31, 2005, Trend Trader, LLC (“Trend Trader”) transferred all of its assets and liabilities related to its investment advisory business to SCA, a newly formed, wholly owned subsidiary of Trend Trader. In particular, SCA assumed the duties and obligations of Trend Trader under the Investment Advisory Agreement, dated January 18, 2005, between Trend Trader and the Trust with respect to the Fund (the “Advisory Agreement”).  Employees of Trend Trader that provided investment advisory services became employees of SCA and continue to provide the same investment advisory services.  The restructuring did not involve a change in actual control or management of the Fund’s investment adviser and the same individuals continue to provide portfolio management services to the Fund.  Because there was no actual change in control or management of the investment adviser, the restructuring was not an “assignment” of the Advisory Agreement as that term is defined in the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Mr. Mark A. Seleznov, the Managing Partner and Portfolio Manager of the Adviser, is also a trustee and the Chief Executive Officer and President of the Trust.  Mr. Alex B. Seleznov, the Director of Money Management Operations, Chief Financial Officer and Portfolio Manager of the Adviser, is also the Treasurer of the Trust.  Ms. Wendy Seleznov, a Partner of the Adviser, is also the Secretary of the Trust.  A brief description of the Fund’s investment advisory agreement is set forth in the Prospectuses under “Fund Management.”

Mark Seleznov and Wendy Seleznov own 971/2% of the interests of the Adviser.

The Advisory Agreement between the Adviser and the Fund is dated January 18, 2005 (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board of Trustees of the Trust or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was approved by the vote of the Independent Trustees on April 14, 2004, and by the initial shareholder of the Fund on January 18, 2005.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Trustees of the Trust, by vote of a majority of the Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

When the Board of Trustees approved the Advisory Agreement on April 14, 2004, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of the Fund’s expected fees and expenses in relation to various industry averages; (iii) the intention to have an expense cap arrangement between the Fund and the Adviser; and (iv) the trustees’ legal duties in considering the approval of the agreement.  The Board of Trustees compared the Fund’s expected expense ratios to the industry data provided by an independent service and reviewed the Adviser’s Form ADV.  On the basis of its review and the foregoing information, the Board of Trustees found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund’s future shareholders.

Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.50% of the average daily net asset value of the Fund.  On December 28, 2005, the Board of Trustees of the Fund approved a new Expense Cap/Expense Reimbursement Agreement (the “Agreement”) with Trend Trader which was then assumed by SCA under the restructuring discussed above.  Pursuant to that Agreement, effective January 1, 2006, the Adviser will reimburse certain of the Fund’s operating expenses, if necessary, to ensure that the Fund’s total operating expenses, excluding certain expenses, do not exceed 1.85% and 1.60% of the average daily net assets of Investor Class and Institutional Class shares, respectively.  The Agreement entitles the Adviser to recover, subject to Board approval, such amounts for a period of up to three years from the year in which the Adviser or its predecessor reduced its compensation and/or assumed expenses for the Fund.  The Agreement will continue until January 1, 2008.

The Agreement supersedes a previous expense cap/expense reimbursement agreement which limited total operating expenses to 1.05% and 0.80% of the average daily net assets of Investor Class and Institutional Class shares, respectively.  The prior agreement provided for a termination date of February 1, 2006.  However, in order to provide for expense caps over a longer period of time, the Board of Trustees and Trend Trader agreed to extend, amend and restate the Agreement and implement the new arrangements as of January 1, 2006.

The management fee will be reimbursed proportionately between each class based on relative assets.  Fees are computed daily and payable monthly.  For the fiscal period February 14, 2005(commencement of operations) to October 31, 2005, Trend Trader earned advisory fees of $58,391, all of which was reimbursed. As of October 31, 2005, there was $262,356 of expense reimbursements subject to recapture by the Adviser through October 31, 2008.

8FUND TRANSACTIONS, BROKERAGE AND CONFLICTS OF INTEREST

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Adviser seeks the best execution at the best security price available with respect to each transaction.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.  In selecting brokers, the Adviser considers the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.

An affiliated broker-dealer may execute portfolio transactions for the Fund, which results in the Fund’s payment of a brokerage fee to an affiliate of the Adviser.  This may create an incentive for the Adviser to place more frequent trades for the Fund due to the fact that its affiliate receives a brokerage fee for each executed trade.  This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund.  The Fund is charged a brokerage commission for each trade executed through an affiliated broker-dealer at the rates set forth in the Prospectus, in addition to, but not limited to, as applicable, other third party fees, exchange fees, SEC fees, NFA fees and other charges standard in the industry.  The brokerage agreement has an initial term of one year and may not be terminated by the Adviser prior to the end of the initial term.  In determining when and to what extent to use  an affiliated broker-dealer as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Fund’s Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.  This standard allows an affiliated broker-dealer to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive.  The Board approves and reviews transactions involving affiliated brokerage between the Trust and affiliated broker-dealers on a quarterly basis in order to ensure that brokerage commissions are competitive and within industry standards.

The Adviser manages numerous other investment accounts. Some of these accounts may have investment objectives similar to those of the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by one or more other accounts.  However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary.  Potential conflicts of interest could arise from the need to allocate investment opportunities, the need to obtain best execution, and the need to allocate partial order fills.

As to the allocation of investment opportunities, the Adviser first determines if the opportunity is appropriate for the Fund or the account given the investment mandate, risk tolerance, current portfolio makeup, length of time since the account came into the management of the Adviser, future event horizon and current cash position of each account.  Accounts with investable cash balances that have a need to invest in a particular sector, industry or type of security will receive higher priority in the allocation process.  Accounts that bear a strong similarity to each other based on the above criteria will be allocated investment opportunities on a pro rata basis governed by a minimum lot size allocation of 100 shares.  Partial fills will be allocated by undertaking a second round review of the criteria, with a focus on investing uninvested cash balances first, subject to a minimum lot size allocation of 100 shares.  All other factors being equal, partially filled orders will be filled on a rotating forward/reverse application of an alphabetical list of accounts, subject to a minimum lot size allocation of 100 shares.

In all cases as to securing best execution, the Adviser submits separate trade orders for the Fund from such orders for each of the Adviser’s other accounts.  If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more other accounts, and is considered at or about the same time, the Adviser will submit separate trade orders for the Fund and the other accounts participating.  Because of this, other accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed by another investment adviser or if the trades were aggregated.  Because the Fund submits simultaneous but separate trade orders for the Fund and does not aggregate or bunch transactions of its other accounts with the Fund trades, at no time will the Adviser be required to allocate an order between the Fund on one hand and its other accounts.  Simultaneous transactions by the Fund and other accounts could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

For the fiscal period February 14, 2005 (commencement of operations) to October 31, 2005, the Fund paid brokerage commissions of $80,236 for brokerage transactions of $176,681,593 (excluding futures transactions).

DISTRIBUTOR

Trend Trader, LLC (the “Distributor”), 8700 E. Northsight Blvd., Scottsdale, Arizona 85260, also serves as the principal distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The following table represents all commissions and other compensation received by the principal distributor, who is an affiliated person of the Fund, during the fiscal year ended October 31, 2005.

Name of Principal Distributor	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Trend Trader, LLC	$N/A	$N/A	$80,236	$N/A

DISTRIBUTION OF FUND SHARES

Description of Plan

With respect to the Investor Class shares, the Fund has adopted a Rule 12b-1 plan under the 1940 Act (“Plan”) pursuant to which certain distribution fees may be paid to the Distributor.  Under the terms of the Plan, the Fund may be required to pay the Distributor a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to the Investor Class shares (computed on an annual basis).  The Fund currently has no intention of paying any Rule 12b-1 fees in connection with its Institutional Class shares.  The Distributor is authorized, in turn, to pay all or a portion of these fees to any registered securities dealer, financial institution or other person (“Recipient”) who renders assistance in distributing Investor Class shares, pursuant to a written agreement (“Rule 12b-1 Related Agreement”).  To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares.  In addition, the Adviser and the Distributor may from time to time (but are not obligated to) make payments from their own resources to compensate others, including financial intermediaries with whom the Distributor or the Adviser has entered into written agreements, for, among other things, performing shareholder servicing, and related administrative functions.  The Distributor or the Adviser will determine the amount to be paid to such entities, including financial intermediaries and broker-dealers, provided that such amounts will not increase the amount that the Fund is allowed to pay under the Plan if reimbursement had been sought under Rule 12b-1.

The Plan is a “reimbursement” plan, which means that the fees paid by a Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution fees.  If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid.  No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.  If the Plan is terminated before the Distributor can be fully reimbursed, a Fund is not contractually obligated to pay these costs, although the Board of Trustees could approve this payment to the Distributor.

Payment of the distribution fees is to be made quarterly after the Distributor forwards to the Board of Trustees, and the trustees review, a written report of all amounts expended pursuant to the Plan; provided, however, that the aggregate payments by the Fund under the Plan to the Distributor and all Recipients currently may not exceed 0.25% (on an annualized basis) of the average daily net assets of the Fund attributable to the Investor Class shares for that quarter.

Payments under the Plan are to reimburse the Distributor for expenses incurred in connection with the promotion and distribution of the Fund’s Investor Class shares. These expenses may include, but are not limited to, printing and mailing prospectuses and financial reports to other than current shareholders; preparing, printing and distributing advertising material and sales literature; and compensation of broker-dealers.

From time to time, the Distributor may engage in activities that jointly promote the sale of shares of one or more classes of shares, the cost of which may not be readily identifiable as related to any one class.  Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Trustees may allocate such expenses in any other manner it deems fair and equitable.

The Plan, including a form of the Rule 12b-1 Related Agreement, has been unanimously approved by the Board of Trustees, including all of the members of the Board of Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 Related Agreements (“Independent Trustees”) voting separately.

The Plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 Related Agreement, as applicable.  In addition, the Plan, and any Rule 12b-1 Related Agreement, may be terminated with respect to the Fund at any time, without penalty, by vote of a majority of the outstanding voting securities of the Investor Class shares of the Fund, or by vote of a majority of Independent Trustees (on not more than 60 days’ written notice in the case of the Rule 12b-1 Related Agreement only).

During the period February 14, 2005 (commencement of operations) through the fiscal year ended October 31, 2005, the Fund paid a total of $29,196 in 12b-1 fees, all of which was spent on advertising.

Interests of Certain Persons

The Adviser, in its capacity as the Fund’s investment adviser, has an indirect financial interest in the Plan, and the Distributor, in its capacity as principal distributor of Fund shares, has a direct financial interest in the Plan.  Mr. Mark A. Seleznov and Ms. Wendy Seleznov have an indirect interest in the Plan through their control of the Adviser and the Distributor.  No other “interested person” of the Fund, as defined in the 1940 Act, and no trustee of the Fund who is not an “interested person” has or had a direct or indirect financial interest in either the Plan or any Rule 12b-1 Related Agreement.

Anticipated Benefits to the Fund

The Board of Trustees considered various factors in connection with its decision to approve the Plan, including:

•     the nature and causes of the circumstances which make implementation and continuation of the Plan necessary and appropriate;

•     the way in which the Plan addresses those circumstances, including the nature and amount of expenditures;

•     the nature of the anticipated benefits;

•     the merits of possible alternative plans or pricing structures;

•     the relationship of the Plan to other distribution efforts of the Fund; and

•     the possible benefits of the Plan to any other person relative to those of the Fund.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Trustees determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Fund and its shareholders in at least one or more potential ways.  Specifically, the Board of Trustees concluded that the Distributor and any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of a Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Fund.  In addition, the Board of Trustees determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders.  Finally, the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Trustees believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board of Trustees will monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Plan.

CUSTODIAN

As custodian of the  Fund’s assets, Penson Financial Services, Inc., 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201,has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  As transfer and dividend distributing agent, GFS~~.~~ has agreed, among other duties, to:  (1) maintain shareholder accounts; (2) process purchase and redemption orders, transfers and exchanges; (3) process dividend payments; (4) respond to inquiries by Fund shareholders and others relating to its duties; (5) mail prospectuses, annual and semi-annual reports and other shareholder communications; (6) implement the Trust’s anti-money laundering procedures; and (7) calculate any Rule 12b-1 Plan fees.

ADMINISTRATOR AND FUND ACCOUNTANT

GFS (the “Administrator”) also provides administrative and fund accounting services to the Fund pursuant to Administration and Fund Accounting Agreements.  Under the Administration Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purposes of filings with the SEC and state  securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws: (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (viii) preparing and maintaining the Fund’s operating expense budget; (viii) coordinating the Funds’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator  pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For providing the aforementioned  transfer agency, administrative and accounting services (“Services”),  GFS receives from the Fund~~,~~ the greater of: (i) a minimum service fee of $90,000; or (ii) a fee, computed daily and payable monthly based on a percentage of the Fund’s monthly average net assets, with such rates decreasing as the assets of the Fund reach certain levels, plus out-of-pocket expenses, as follows: 0.40% for the first $50 million in assets; 0.35% for the next $50 million in assets; and 0.30% for assets in excess of $100 million.

For providing Services to the Fund during the period August 8, 2005 through the fiscal year ended October 31, 2005, GFS earned fees amounting to $20,959.   Prior to August 8, 2005, UMB Fund Services, Inc. (“UMB”), provided various administrative and fund accounting services to the Fund and earned $35,959 for providing such services to the Fund.

PORTFOLIO MANAGERS

            Mark Seleznov and Alex Seleznov are the portfolio managers (the “Portfolio Managers”) of the Fund and are responsible for the day-to-day management of the Fund and other investment accounts managed by the Adviser. For providing such services to the Adviser, each of the Portfolio Managers is paid a fixed cash salary.  No Portfolio Manager receives compensation based on the Fund’s or any account’s performance.

            As of October 31, 2005, the Portfolio Managers shared responsibility for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	100	$24 million	-0-	-0-

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of October 31, 2005.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Seleznov	None
Alex Seleznov	$1-$10,000

                    MATERIAL CONFLICTS OF INTEREST.  The Portfolio Managers have proprietary interests in, and manage or advise with respect to, accounts or funds, including separate accounts and other funds, that have investment objectives similar to those of the Fund and/or that engage in the same type of transactions as the Fund.  Such transactions will be executed independent of the Fund’s transactions and thus at prices, markups or rates that may be more or less favorable than the results achieved by the Fund.    Each of the Portfolio Managers is an officer of Seleznov Capital Advisors, LLC, the Fund’s Adviser, and Trend Trader, LLC, the Fund’s Distributor, and Mr. Mark Seleznov and Mrs. Wendy Seleznov together own 100% of the Adviser and the Distributor. As the Fund’s Distributor is compensated on the volume of securities transactions effected by the Fund, the Portfolio Managers have an incentive to increase the volume of Fund trades to increase the amount of brokerage commission earned by the Distributor.  The Fund has adopted brokerage allocation procedures pursuant to Rule 17e-1 and Section 17(e) (2) of the 1940 Act.  At every quarterly meeting the Board reviews the nature and volume of fees and commissions paid to all brokers (including affiliates), the nature and volume of transactions and other pertinent/required data to ensure compliance with these procedures.  In executing portfolio transactions and selecting brokers and dealers, the Fund will use reasonable efforts to seek the best overall terms available.  In making such a determination, the Fund will consider all factors it deems relevant, including the market for and price of the security, execution capability of the broker or dealer, and the reasonableness of the commission for the specific transaction and on a continuing basis.

                    Additonal conflicts of interest may potentially exist or arise that are not discussed herein.  A potential conflict of interest may arise when the Portfolio Managers, on behalf of the Fund and other accounts, purchase or sell the same securities.  The Adviser’s trade allocation policy provides that orders for purchases or sales for the Fund are kept separate from all other accounts managed by the Portfolio Managers.  For an additional discussion of the Adviser’s trade allocation policies, please see “Fund Transactions, Brokerage, and Conflicts of Interest” above.

CAPITAL STOCK

The 1940 Act permits registered investment companies, such as the Trust, to operate without an annual meeting of shareholders under specified circumstances.  The Trust has adopted the appropriate provisions in its by-laws and may, at its discretion, not hold an annual meeting in any year in which the election of trustees is not required to be acted on by shareholders under the 1940 Act.

The Trust does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law. The Board of Trustees will call a shareholders’ meeting for the purpose of voting on the question of removal of a trustee when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust that are entitled to vote.

PURCHASE AND PRICING OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in each Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.

  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange for which there were no transactions on a given day or securities not listed on a national securities exchange or NASDAQ are valued at the most recent bid prices.  Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

The Fund issues and offers two separate classes:  Institutional shares and Investor Shares.  The shares of the Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Shares bear Rule 12b-1 distribution expenses of a maximum of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to the Investor Class and the dividends payable on the Investor Class will be reduced by the amount of any Rule 12b-1 fees.  Accordingly, the net asset value of Investor Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held.  Shares have non-cumulative voting rights, do not have preemptive or subscription rights, and are transferable.  The Fund and each class take separate votes on matters affecting only that Fund or class, as the case may be.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or its delegate.  The Board of Trustees has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities (securities with an original maturity of no more than 365 days) held by a Fund are generally valued on an amortized cost basis.

The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern Time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

Detailed information on the purchase and redemption of shares is included in the  Prospectus.  Shares of the Fund are sold without an initial sales charge at the next price calculated after receipt of an order for purchase in proper form.  In order to purchase shares of the Fund, you must invest the initial minimum investment, which ordinarily must be at least $1,000.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Transfer Agent.  The share price you receive will be the net asset value next computed after the Transfer Agent receives your purchase order in proper form.  The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those who are unable to provide adequate identification pursuant to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).

You may request redemption of part or all of your Fund shares at any time by submitting such request to the Transfer Agent or the Distributor.  The share price you receive will be the net asset value next determined after the Transfer Agent receives your redemption request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of that portion of an investment, which was made by check that has not been collected for up to 10 calendar days.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act.  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

Pursuant to the USA PATRIOT Act and the Program, the Trust may be required to “freeze” the account of a shareholder or take other action if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

REDEMPTIONS IN KIND

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in kind (a payment in portfolio securities rather than in cash).  Redemptions in kind may include distributions of illiquid securities.  Accordingly, shareholders receiving securities issued pursuant to an in kind distribution may have difficulty selling the securities at an optimal time or at a price the shareholder believes the securities are currently worth.  In addition, the securities received in kind by a shareholder may decline in value before being liquidated.  If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer and you may have to pay taxes on any capital gains.

TAXATION OF THE FUNDS

The Fund intends to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code and, if it so qualifies, it will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event the Fund fails to qualify as a “regulated investment company,” the Fund will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes and any distributions that they make would be taxable and non-deductible by the Fund.  What this means for shareholders of the Fund is that the cost of investing in the Fund would increase.  Under these circumstances, it may be more economical for shareholders to invest directly in securities held by the Fund, rather than invest indirectly in such securities through the Fund.

For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, except to the extent any of the dividends are “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains.  Currently, this maximum rate is set at 15%.  Absent further legislation, the reduced rates on qualified dividend income will cease to apply after December 31, 2008.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations, foreign personal holding companies, foreign investment companies, and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  Dividends received by the Fund from REITs are qualified dividends only in limited circumstances.  The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund.  If the Fund have gross income (including the excess of net short-term capital gains over net long-term capital losses) of which at least 95% are from qualified dividends, all of the Fund’s distributions attributable to dividends will be eligible for the lower rates on qualified dividends.  Certain holding period requirements also must be satisfied to obtain qualified dividend treatment.

Distributions that are not of “qualified dividend income” under the Internal Revenue Code, interest income, other types of ordinary income, and net short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If a portion of the Fund’s income consists of certain dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the dividends received deduction.  Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions after the close of each calendar year.

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes; however, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time  the  Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  You are urged to consult your own tax advisor.

PERFORMANCE INFORMATION

The Fund’s historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return.   The Fund’s performance figures are based upon historical results and are not necessarily representative of future performance.  Factors affecting the Fund’s performance include general market conditions, operating expenses and investment management.  Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP (“Briggs Bunting”), Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102 has been selected as the independent registered public accounting firm for the Fund.   The initial seed capital audit dated May 24, 2004, which was filed with the Fund’s initial registration statement dated January 21, 2005, was prepared by the Fund auditors at that time, BKD, LLP, 1360 Post Oak Boulevard, Suite 1900, Houston, Texas 77056.

FINANCIAL STATEMENTS

     The financial statements and independent report of the independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report To Shareholders for the fiscal year period October 31, 2005.  The Trust will provide the Annual Report without charge upon request by calling the Fund at 1-800-841-0380.